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                                                                   Exhibit 10.57

                                              October 27, 2004


Silicon Valley Bank
One Newton Executive Park, Suite 200
2221 Washington Street
Newton, MA 02462

     RE: LOAN ARRANGEMENT WITH NAVISITE, INC., CLEARBLUE TECHNOLOGIES
         MANAGEMENT, INC., AVASTA, INC., CONXION CORPORATION, INTREPID ACQUISITION CORP., AND LEXINGTON ACQUISITION CORP.

Gentlemen:

     This letter agreement, which is effective as of September 1, 2004, amends and restates, in its entirety, that certain letter agreement by and among Initial Borrowers and Bank dated as of April 29, 2004.

     Reference is made to that certain loan arrangement (the "Loan Arrangement") by and among (i) SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and (ii) NAVISITE, INC., a Delaware corporation, CLEARBLUE TECHNOLOGIES MANAGEMENT, INC., a Delaware corporation, AVASTA, INC., a California corporation, CONXION CORPORATION, a California corporation, and INTREPID ACQUISITION CORP., a Delaware corporation (collectively, "Initial Borrowers"), and LEXINGTON ACQUISITION CORP., a Delaware corporation (individually, "Lexington," and collectively with the Initial Borrowers, the "Borrowers"), evidenced by, among other documents, a certain Accounts Receivable Financing Agreement by and among Initial Borrowers and Bank dated as of May 27, 2003, as amended by a certain First Loan Modification Agreement dated as of January 30, 2004, and as further amended by a certain Second Loan Modification Agreement dated as of April 29, 2004 (as amended, the "Loan Agreement"). Lexington joined the Loan Agreement pursuant to that certain Joinder Agreement dated as of July 28, 2004 by and among Borrowers and Bank.

     Borrowers have notified Bank that, on or before August 1, 2004, the following wholly-owned subsidiaries of Navisite (collectively, the "ClearBlue Entities") intend to merge into one or more of the Borrowers such that, after giving effect to such mergers, such Borrowers will be the surviving legal entities (the Mergers"): (a) ClearBlue Technologies/Chicago-Wells, Inc., (b) ClearBlue Technologies/Las Vegas, Inc., (c) ClearBlue Technologies/Milwaukee, Inc., (d) ClearBlue Technologies/Los Angeles, Inc., (e) ClearBlue Technologies/Oakbrook, Inc., (f) ClearBlue Technologies/Vienna, Inc., (g) ClearBlue Technologies/New York, Inc., (h) ClearBlue Technologies/Santa Clara, Inc., (i) ClearBlue Technologies/Dallas, Inc., and (j) ClearBlue Technologies/San Francisco, Inc.

     Borrowers hereby covenant and agree that Borrowers shall cause either (a) or (b) as follows to occur no later than November 19, 2004: (a) (i) Borrowers shall cause the Mergers to occur, and deliver to Bank evidence of same satisfactory to Bank, and (ii) deliver evidence to Bank, satisfactory to Bank, that the assets of the Subsidiaries are free and clear of all liens; or (b) Borrowers shall cause the ClearBlue Entities to become borrowers under the Loan Agreement and deliver to Bank such documentation as Bank may, in its sole and absolute discretion, require in connection therewith.

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     This letter shall take effect as a sealed instrument under the laws of the
Commonwealth of Massachusetts as of the date hereof.


BORROWER:                                BANK:

NAVISITE, INC.                           SILICON VALLEY BANK, doing business as
                                         SILICON VALLEY EAST

By: /s/ James Pluntze
   -----------------------------------   By: /s/ Illegible
                                            ------------------------------------

Title:
      --------------------------------   Title: Relationship Manager
                                               ---------------------------------

CLEARBLUE TECHNOLOGIES MANAGEMENT, INC.

By /s/ James Pluntze
  ------------------------------------

Title
     ---------------------------------


AVASTA, INC.

By /s/ James Pluntze
  ------------------------------------

Title
     ---------------------------------


CONXION CORPORATION

By /s/ James Pluntze
  ------------------------------------

Title
     ---------------------------------


INTREPID ACQUISITION CORP.

By /s/ James Pluntze
  ------------------------------------

Title
     ---------------------------------


LEXINGTON ACQUISITION CORP.

By /s/ John J. Gavin, Jr.
  ------------------------------------

Title CFO
     ---------------------------------